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                                                                    EXHIBIT 10.3

                        HALL, KINION & ASSOCIATES, INC.
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------

          I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Hall, Kinion & Associates, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

         II.   ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

        III.   STOCK SUBJECT TO PLAN

               A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 150,000 shares.

               B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding Purchase Right in order to prevent the dilution or enlargement of benefits thereunder.

         IV.   PURCHASE PERIODS

               A. Shares of Common Stock shall be offered for purchase under the Plan through a series of Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

               B. Each Purchase Period shall be of such duration as determined by the Plan Administrator prior to the start date. Until otherwise established by the Plan
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Administrator, each Purchase Period shall have a duration of six (6) months. The initial Purchase Period shall commence on a date after the Effective Time to be designated by the Plan Administrator.

          V.   ELIGIBILITY

               A. Each Eligible Employee shall be eligible to enter a Purchase Period under the Plan on the start date of any Purchase Period beginning on or after the date that the Eligible Employee has completed 90 days of employment or such shorter or longer period of employment as is specified from time to time by the Plan Administrator.

               B. To participate in the Plan for a particular Purchase Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date.

         VI.   PAYROLL DEDUCTIONS

               A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for each subsequent Purchase Period, except to the extent such rate is changed. The Participant may, at any time during the Purchase Period, change his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than two (2) such changes per Purchase Period.

               B. Payroll deductions shall begin on the first pay day following the start date for the Purchase Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Purchase Period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

               C. Payroll deductions shall automatically cease upon the termination of the Participant's Purchase Right in accordance with the provisions of the Plan.

               D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Purchase Period.

        VII.   PURCHASE RIGHTS

               A.   Grant of Purchase Right. A Participant shall be granted a
                    -----------------------
separate Purchase Right for each Purchase Period in which he or she participates. The Purchase Right shall be granted on the start date for the Purchase Period and shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date for such Purchase Period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall Purchase Rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

               B.   Exercise of the Purchase Right.  Each Purchase Right shall
                    ------------------------------
be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that Purchase Date. Certificates representing the shares of Common Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Purchase Period, except that the Plan Administrator may determine that such shares shall be held for each Participant's benefit by a broker designated by the Plan Administrator (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. Except for any Permitted Transfer, a Participant shall not transfer, assign, encumber or otherwise dispose of any of the shares of Common Stock acquired under the Purchase Plan within six months of the Purchase Date for those shares. The Company may impose a legend on stock certificates representing purchased shares to reflect this transfer restriction. The Plan Administrator may, at any time, waive this transfer restriction and permit one or more Participants to sell or otherwise dispose of shares immediately following a Purchase Date. Permitted Transfer shall mean (i) a bona fide gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Company's prior written consent to such transfer or (ii) a transfer of title to the Purchased Shares following Participant's death effected pursuant to Participant's beneficiary designation or, if no beneficiary is designated by the Participant on a form prescribed for that purpose by and filed with the Plan Administrator prior to the Participant's death, then pursuant to the Participant's will or the laws of intestate succession.

               C.   Purchase Price. The purchase price per share at which
                    --------------
Common Stock will be purchased on the Participant's behalf on each Purchase Date within the Purchase

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Period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair
                                                          -----
Market Value per share of Common Stock on the start date for that Purchase Period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

               D.   Number of Purchasable Shares.  The number of shares of
                    ----------------------------
Common Stock purchasable by a Participant on each Purchase Date during the Purchase Period shall be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed ONE THOUSAND (1,000) shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization.

               E.   Excess Payroll Deductions.  Any payroll deductions not
                    -------------------------
applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date, or the $25,000 limitation of Subsection VIII.A below, shall be refunded to the Participant in cash, without interest.

               F.   Termination of Employment; Withdrawal. The following
                    -------------------------------------
provisions shall govern the termination of outstanding Purchase Rights:

                    (i) A Participant may, at any time prior to the next Purchase Date, terminate his or her outstanding Purchase Right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated Purchase Right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such Purchase Right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                    (ii) The termination of such Purchase Right shall be irrevocable, and the Participant may not subsequently rejoin the Purchase Period for which the terminated Purchase Right was granted. In order to resume participation in any subsequent Purchase Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date for that Purchase Period.

                    (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her Purchase Right remains outstanding, then that Purchase Right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the Purchase Right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or
(b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

          For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Employment, however, shall be deemed to terminate 90 days after the Participant commences a leave, unless the Participant has a guaranteed right to re-employment by contract or statute. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to employment.

               G.   Corporate Transaction.  Each outstanding Purchase Right
                    ---------------------
shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
                                 -----
Common Stock on the start date for the Purchase Period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

          The Company shall use its best efforts to provide at least ten (10)- days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding Purchase Rights prior to the effective date of the Corporate Transaction.

               H.   Proration of Purchase Rights. Should the total number of
                    ----------------------------
shares of Common Stock which are to be purchased pursuant to outstanding Purchase Rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

               I.   Assignability. During the Participant's lifetime, the
                    -------------
Purchase Right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

               J.   Stockholder Rights. A Participant shall have no
                    ------------------
stockholder rights with respect to the shares subject to his or her outstanding Purchase Right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

       VIII.   ACCRUAL LIMITATIONS

               A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any Purchase Right outstanding under this Plan if and to the extent such accrual would otherwise permit such Participant to purchase more than: (A) in the case of Common Stock purchased during a Purchase Period that commenced in the current calendar year, $25,000 minus the Fair Market Value of Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Corporate Affiliate) and (B) in the case of Common Stock purchased during a Purchase Period that commenced in the immediately preceding calendar year, $50,000 minus the Fair Market Value of Common Stock that the Participant previously purchased in the current calendar year and in the immediately preceding calendar year (under this Plan and all other employee stock purchase plans of the Company or any Corporate Affiliate). For purposes of this Paragraph VIII.A, the Fair Market Value of shares of Common Stock shall be determined on the basis of the Fair Market Value of such stock on the date such Purchase Rights are granted. Employee stock purchase plans not described in
Section 423 of the Code shall be disregarded. If a Participant is precluded from purchasing additional Common Stock under the Plan as a result of this provision then his or her payroll deductions shall automatically be discontinued and shall resume at the beginning of the earliest Purchase Period ending in the next calendar year (if he or she is then an Eligible Employee).

               B. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

         IX.   EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan was adopted by the Board on May 23, 1997 and approved by the stockholders on July 9, 1997. The Plan shall become effective at the Effective Time, provided no Purchase Rights granted under the Plan shall be
                    --------
exercised, and no shares of Common Stock shall be issued hereunder, until the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

               B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in May, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to Purchase Rights exercised under the Plan or (iii) the date on which all Purchase Rights are exercised in connection with a Corporate Transaction. No further Purchase Rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

          X.   AMENDMENT OF THE PLAN

               The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Company's stockholders, materially increase the number of shares of Common Stock issuable under the Plan. Any other amendment of the Plan shall require a vote of the stockholders of the Company only to the extent required by an applicable law or regulation.

         XI.   GENERAL PROVISIONS

               A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

               B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

               C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A
                                   ----------

                      COMPANIES PARTICIPATING IN EMPLOYEE
                 STOCK PURCHASE PLAN AS OF THE EFFECTIVE TIME:

                        HALL, KINION & ASSOCIATES, INC.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Plan:

          A.   Board shall mean the Company's Board of Directors.
               -----

          B.   Cash Compensation shall mean the (i) regular base salary paid to
               -----------------
a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Company or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

          C.   Code shall mean the Internal Revenue Code of 1986, as amended.
               ----

          D.   Common Stock shall mean the Company's common stock.
               ------------

          E.   Company shall mean Hall, Kinion & Associates, Inc., a Delaware
               -------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Hall, Kinion & Associates, Inc. which shall by appropriate action adopt the Plan

          F.   Corporate Affiliate shall mean any parent or subsidiary
               -------------------
corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

          G.   Corporate Transaction shall mean either of the following
               ---------------------
stockholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

          H.   Effective Time shall mean the time at which the Underwriting
               --------------
Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Company after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.   Eligible Employee shall mean any person who is engaged, on a
               -----------------
regularlyscheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Company as an employee for earnings considered wages under Code
Section 3401(a).

          J.   Fair Market Value per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the initial Purchase Period begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          K.   1933 Act shall mean the Securities Act of 1933, as amended.
               --------

          L.   Participant shall mean any Eligible Employee of a Participating
               -----------
Company who is actively participating in the Plan.

          M.   Participating Company shall mean the Company and such Corporate
               ---------------------
Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan as of the Effective Time are listed in attached Schedule A.

          N.   Plan shall mean the Company's Employee Stock Purchase Plan, as
               ----
set forth in this document.

          O.   Plan Administrator shall mean the committee of one (1) or more
               ------------------
Board members appointed by the Board to administer the Plan.

          P.   Purchase Date shall mean the last business day of each Purchase
               -------------
Period. The initial Purchase Date shall be designated by the Plan Administrator.

          Q.   Purchase Period shall mean the approximately six (6) month period
               ---------------
commencing on the first business day after a Purchase Date and ending with the next Purchase Date.

          R.   Purchase Right shall mean the right granted to each Participant
               --------------
who enrolls on the start date for a Purchase Period and which provides the Participant with the right to purchase shares of Common Stock on the Purchase Date for such Purchase Period, upon the terms set forth herein.

          S.   Stock Exchange shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          T.   Underwriting Agreement shall mean the agreement between the
               ----------------------
Company and the underwriter or underwriters managing the initial public offering of the Common Stock.